                                                                       EX-99.G2l

                    AMENDMENT TO SECURITIES LENDING AGREEMENT


         AMENDMENT {"Amendment"), dated October 3, 2001, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between The Chase Manhattan Bank ("Chase") and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, it s hereby agreed between Chase and each Lender as follows:

1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.


THE CHASE MANHATTAN BANK                    DELAWARE FUNDS

By:    /s/George S. Snyder                  By:    /s/David K. Downes
       --------------------------                  -----------------------------
Name:  George S, Snyder                     Name:  David K. Downes
Title: Vice President                       Title: President, CEO, CFO
Date:  October 9, 2001                      Date:  October 3, 2001

                                   Schedule A

                    Schedule of Accounts Eligible for Lending

Currently Lending:

------------------------------------------------------------------------------------------------------------------------------------
             *Domestic                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
               Titan                                                                                         Yes         No
               -----                                                                                         ---         --
------------------------------------------------------------------------------------------------------------------------------------
           P50665                                                   DELAWARE GROUP PREMIUM FUND/              X
                                                                          GROWTH & INCOME SERIES
------------------------------------------------------------------------------------------------------------------------------------
           P50669                                                   DELAWARE GROUP PREMIUM FUND/              X
                                                                                 BALANCED SERIES
------------------------------------------------------------------------------------------------------------------------------------
           P50670                                                   DELAWARE GROUP PREMIUM FUND/              X
                                                                     GROWTH OPPORTUNITIES SERIES
------------------------------------------------------------------------------------------------------------------------------------
           P50671                                                   DELAWARE GROUP INCOME FUNDS/              X
                                                                                 DELCHESTER FUND
------------------------------------------------------------------------------------------------------------------------------------
           P50672                                                   DELAWARE GROUP PREMIUM FUND/              X
                                                                                    TREND SERIES
------------------------------------------------------------------------------------------------------------------------------------
           P50676                                                 DELAWARE GROUP EQUITY FUNDS I/              X
                                                                                   BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
           P50677                                                 DELAWARE GROUP EQUITY FUNDS I/              X
                                                                                      DEVON FUND
------------------------------------------------------------------------------------------------------------------------------------
           P50684                                                DELAWARE GROUP EQUITY FUNDS IV/              X
                                                                       GROWTH OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
           P50685                                                 DELAWARE GROUP EQUITY FUNDS V/              X
                                                                            SMALL-CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
           P82406                                               DELAWARE GROUP EQUITY FUNDS III/              X
                                                                                      TREND FUND
------------------------------------------------------------------------------------------------------------------------------------
           P82404                                                DELAWARE GROUP EQUITY FUNDS II/              X
                                                                      DECATUR EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
           P82405                                                DELAWARE GROUP EQUITY FUNDS II/              X
                                                                            GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

Currently Lending:

------------------------------------------------------------------------------------------------------------------------------------
        *International                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
            Titan                  GTI                                                                       Yes         No
            -----                  ---                                                                       ---         --
------------------------------------------------------------------------------------------------------------------------------------
           P81294                 7689                              DELAWARE GROUP PREMIUM FUND/              X
                                                                     INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
           P81295                 7690                                    DELAWARE POOLED TRUST/              X
                                                                  INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           P81296                 7691                                    DELAWARE POOLED TRUST/              X
                                                                   GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           P81297                 7692                                    DELAWARE POOLED TRUST/              X
                                                             LABOR SELECT INT'L EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
           P81298                 7693              DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS/              X
                                                                 INTERNATIONAL VALUE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

                             ----------------------

                    Schedule of Accounts Eligible for Lending



----------------------------------------------------------------------------------------------------------------------
     Titan         GTI                                                          January       February       March
     -----         ---
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
    P50665                                  GROWTH AND INCOME SERIES            $
----------------------------------------------------------------------------------------------------------------------
    P50669                                           BALANCED SERIES            $
----------------------------------------------------------------------------------------------------------------------
    P50670                               GROWTH OPPORTUNITIES SERIES            $
----------------------------------------------------------------------------------------------------------------------
    P50671                                           DELCHESTER FUND            $
----------------------------------------------------------------------------------------------------------------------
    P50672                                              TREND SERIES            $
----------------------------------------------------------------------------------------------------------------------
    P50676                                             BALANCED FUND            $
----------------------------------------------------------------------------------------------------------------------
    P50677                                                DEVON FUND            $
----------------------------------------------------------------------------------------------------------------------
    P50684                                 GROWTH OPPORTUNITIES FUND            $
----------------------------------------------------------------------------------------------------------------------
    P50685                                      SMALL-CAP VALUE FUND            $
----------------------------------------------------------------------------------------------------------------------
    P82406                                                TREND FUND            $
----------------------------------------------------------------------------------------------------------------------
    P81294                               INTERNATIONAL EQUITY SERIES            $
                   7689
----------------------------------------------------------------------------------------------------------------------
    P81295                            INTERNATIONAL EQUITY PORTFOLIO            $
                   7690
----------------------------------------------------------------------------------------------------------------------
    P81296                             GLOBAL FIXED INCOME PORTFOLIO            $
                   7691
----------------------------------------------------------------------------------------------------------------------
    P81297                       LABOR SELECT INT'L EQUITY PORTFOLIO            $
                   7692
----------------------------------------------------------------------------------------------------------------------
    P81298                                 INTERNATIONAL EQUITY FUND            $
                   7693
----------------------------------------------------------------------------------------------------------------------